Finance Receivables	12 Months Ended
Dec. 31, 2012
Finance Receivables
Finance Receivables

Note 6. Finance Receivables

Assets representing rights to receive money on demand or at fixed or determinable dates are referred to as finance receivables. Our finance receivable portfolios consist of our Net investments in direct financing leases and notes receivable. Operating leases are not included in finance receivables as such amounts are not recognized as an asset in the consolidated balance sheets.

Net Investment in Direct Financing Leases

Net investment in direct financing leases is summarized as follows (in thousands):

	December 31,
	2012	2011
Minimum lease payments receivable	$576,319	$611,549
Unguaranteed residual value	400,721	395,663
	977,040	1,007,212
Less: unearned income	(509,209)	(540,076)
	$467,831	$467,136

During the years ended December 31, 2011 and 2010, in connection with our annual reviews of our estimated residual values of our properties, we recorded impairment charges related to several direct financing leases of $1.9 million and $1.3 million, respectively. Impairment charges related primarily to other-than-temporary declines in the estimated residual values of the underlying properties due to market conditions (Note 13). At December 31, 2012 and 2011, Other assets, net included $0.5 million and $1.3 million, respectively, of accounts receivable related to amounts billed under these direct financing leases.

Scheduled future minimum rents, which are inclusive of those properties in continuing and discontinued operations, exclusive of renewals and expenses paid by tenants and future CPI-based adjustments, under non-cancelable direct financing leases at December 31, 2012 are as follows (in thousands):

Years Ending December 31,	Total
2013	$44,532
2014	45,816
2015	45,646
2016	44,305
2017	43,850
Thereafter	352,170
Total	$576,319

Notes Receivable

Hellweg 2

Under the terms of the note receivable acquired in connection with the April 2007 investment in which we and our affiliates acquired a property-owning investment that in turn acquired a 24.7% ownership interest in a limited partnership and a lending investment that made a loan (“the note receivable”) to the holder of the remaining 75.3% interests in the limited partnership (“Hellweg 2 transaction”), the lending investment will receive interest at a fixed annual rate of 8%. In November 2010, the property-owning investment exercised the first of its three options and acquired from our partner a 70% direct interest in the limited partnership for $297.3 million, thus owning a (direct and indirect) 94.7% interest in the limited partnership. The note receivable matures in April 2017. The note receivable had a principal balance of $21.7 million and $21.3 million, inclusive of our affiliates' noncontrolling interest of $16.1 million and $15.8 million at December 31, 2012 and 2011, respectively.

Other

In June 2007, we entered into an agreement to provide a developer with a construction loan of up to $14.8 million that provides for a variable annual interest rate of LIBOR plus 2.5% and was scheduled to mature in April 2010. This agreement was subsequently amended to provide for two loans of up to $19.0 million and $4.9 million, respectively, with a variable annual interest rate of LIBOR plus 2.5% and a fixed interest rate of 8.0%, respectively, both with maturity dates of December 2011. The maturity date for both loans was extended to February 2012, with the interest rate on the first loan fixed at 8.0%. At December 31, 2011, the aggregate balance of these notes receivable was $23.9 million. Both loans were repaid in full in January 2012.

In January 2012, we restructured our lease with Production Resources Group (“PRG”) so as to extend the lease term to June 2029 and also give PRG the option to purchase the property at predetermined dates and prices during the lease term. If PRG does not exercise its purchase option, the property transfers to the tenant for $1 at the end of the lease term. The restructured lease is accounted for as a sales-type lease due to the automatic transfer of title at the end of the lease. In addition, because the minimum initial and continuing investment criteria were not met at the inception of the sales-type lease, the sale of the asset is accounted for under the deposit method. The property is not derecognized and all periodic cash payments received under the lease are carried on the balance sheet as a deposit liability until approximately 5% of the purchase price has been collected. By October 2012, the aggregate cash payments received crossed the 5% threshold and accordingly we derecognized the property and recognized a gain of $0.1 million. We also recognized a note receivable, which had a balance of $11.8 million at December 31, 2012, to reflect the expected future payments under the lease. The remaining deferred gain of $3.9 million as of December 31, 2012 will be recognized into income in proportion to the principal payments on the note over the remaining lease term.

We had a B-note receivable that totaled $9.8 million at both December 31, 2012 and 2011 with a fixed annual interest rate of 6.3% and a maturity date of February 11, 2015.

In addition, in connection with the Merger, we acquired three notes receivable. Two of these notes were repaid during 2011 and the remaining note was repaid in full in July 2012.

Credit Quality of Finance Receivables

We generally seek investments in facilities that we believe are critical to each tenant's business and that we believe have a low risk of tenant defaults. At December 31, 2012 and 2011, none of the balances of our finance receivables were past due. Our allowance for uncollected accounts was $0.2 million and less than $0.1 million at December 31, 2012 and 2011, respectively. Additionally, there have been no modifications of finance receivables during 2012. We evaluate the credit quality of our tenant receivables utilizing an internal 5-point credit rating scale, with 1 representing the highest credit quality and 5 representing the lowest. The credit quality evaluation of our tenant receivables was last updated in the fourth quarter of 2012.

A summary of our finance receivables by internal credit quality rating for the periods presented is as follows (dollars in thousands):

	Number of Tenants at December 31,		Net Investments in Direct Financing Leases at December 31,
Internal Credit Quality Indicator	2012	2011	2012	2011
1	1	2	$43,213	$51,309
2	2	3	35,197	69,318
3	13	13	230,527	250,523
4	7	6	152,902	95,986
5 (a)	1	-	5,992	-
			$467,831	$467,136

	Number of Obligors at December 31,		Notes Receivable at December 31,
Internal Credit Quality Indicator	2012	2011	2012	2011
1	-	-	$-	$-
2	1	2	9,836	9,784
3	2	2	33,558	21,793
4	-	1	-	23,917
5	-	-	-	-
			$43,394	$55,494

__________

(a)        During 2012, a tenant in one of our properties filed for bankruptcy and stopped paying rent to us. As a result, our property-owning subsidiary, which leased the property to the tenant, stopped making payments on the non-recourse mortgage obligation encumbering the property. As of December 31, 2012, we were actively pursuing a new tenant for the property.